                         CIGNA VARIABLE PRODUCTS GROUP

                                   PROSPECTUS
                                  MAY 1, 1998

                               Money Market Fund

This prospectus contains information about CIGNA Variable Products Money Market Fund (the "Fund") which is a separate portfolio of CIGNA Variable Products Group (the "Trust"), a Massachusetts business trust.

The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

Shares of the Fund are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity con-tracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

This prospectus sets forth concisely the information about the Fund that a pro-spective investor ought to know before investing. Additional information about the Fund, contained in a Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Fund at 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154. The Fund's telephone number is (860) 726-3700. The Statement of Additional Information is incorporated by reference into this prospectus. The Statement of Additional Information is not a prospectus.

--------------------------------------------------------------------------------

        Please read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERN-MENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTA-TION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                         CIGNA VARIABLE PRODUCTS GROUP

                                    SUMMARY

The Trust is an open-end, diversified management investment company offering a selection of investment vehicles for insurance companies issuing variable annu-ity and variable life insurance contracts and for Qualified Plans. This pro-spectus offers one fund of the Trust, the Money Market Fund.

The Fund has its own distinct investment objective. Although the Fund will be managed by experienced professionals, there can be no assurance that the objec-tive will be achieved. The Fund seeks to obtain its objective by investing in high quality, U.S. dollar denominated short-term money market instruments.

There are risks involved with the Fund. Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. See "Cer-tain Investments Strategies and Policies" for a discussion of these risks.

Shares of the Fund are sold at their net asset value per share, without sales charge. Please read your insurance company's Variable Account prospectus or your Qualified Plan's documents for discussions relating to instructions on how to invest in and redeem from the Fund.

CIGNA Investments, Inc. (CIGNA Investments), the Fund's adviser, provides the Fund with investment management and other services. The Fund pays CIGNA Invest-ments a management fee for the management of investments and business affairs. For a discussion of this, please see "Management of the Fund."

The investment objective of the Fund is deemed to be a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the Investment Company Act of 1940 (the 1940
Act)). Further information is available in the Statement of Additional Informa-tion.

No one fund is a balanced investment plan. Investors should consider their in-vestment objective and tolerance for risk when making an investor decision.

The above information is qualified in its entirety by the detailed information appearing elsewhere in this prospectus, the statement of additional informa-tion, and, as applicable, the Variable Account prospectus or Qualified Plan documents.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   2
EXPENSE TABLE..............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
ABOUT THE FUND.............................................................   6
INVESTMENT PROGRAMS........................................................   6
CERTAIN INVESTMENT STRATEGIES AND POLICIES.................................   7
INVESTMENT RESTRICTIONS....................................................   7
ELIGIBLE PURCHASERS........................................................   8
PURCHASE AND REDEMPTION OF SHARES OF THE FUND..............................   8
COMPUTATION OF NET ASSET VALUE.............................................   8
DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS................................   9
TAX MATTERS................................................................   9
MANAGEMENT OF THE FUND.....................................................  10
PERFORMANCE................................................................  10
THE TRUST, ITS SHARES AND BOARD OF TRUSTEES................................  11
APPENDIX--DESCRIPTION OF MONEY MARKET INSTRUMENTS..........................  12
--------------------------------------------------------------------------------

                                 EXPENSE TABLE

The following Expense Table lists the transaction expenses and approximate an-nual operating expenses related to an investment in the Fund. The Table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for such charges. The expenses and fees set forth in the Table are for the fiscal year beginning January 1, 1998.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                        MONEY
                                                                     MARKET FUND
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases.....................................    None
Sales Load Imposed on Reinvested Dividends..........................    None
Deferred Sales Load.................................................    None
Redemption Fees.....................................................    None
Exchange Fees.......................................................    None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                        MONEY
                                                                     MARKET FUND
--------------------------------------------------------------------------------
Management Fees
 Investment Management Fees/1/......................................    .35%
12b-1 Fees..........................................................    None
All Other Operating Expenses
 (After Reimbursement)/1/...........................................    .15%
Total Fund Operating Expenses
 (Reflects expense limitation. See Footnotes/1/ and/2/ below).......    .50%

-------
/1/ For a more complete description of the Management Fees, see "Management of the Trust." CIGNA Investments has voluntarily agreed to waive such portion of its management fee as is necessary to cause the annual Total Fund Operating Expenses of the Fund not to exceed 0.50% of the Fund's average daily net as-set value. If this waiver is not sufficient to cause the annual Total Fund Operating Expenses of the Fund not to exceed 0.50% of average daily net asset value, CIGNA Investments has agreed to pay such other expenses of the Fund as is necessary to keep annual Total Fund Operating Expenses from exceeding this percentage. These arrangements will continue in effect until May 1, 1999, and afterwards to the extent described in the Fund's then-current prospectus. To the extent management fees are waived by CIGNA Investments, or expenses of the Fund are paid by CIGNA Investments, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer waived or expenses of a Fund are no longer paid.

/2/ Total Fund Operating Expenses for the Money Market Fund for 1997, absent ex-pense reimbursement, were 1.11% of the Fund's average daily net asset value. Other Operating Expenses and Total Fund Operating Expenses reflect the cur-rent voluntary expense limitation effective January 1, 1998.

                            EXAMPLE OF FUND EXPENSES

You would pay the following expenses on a $1,000 investment assuming (1) 5% an-nual return and (2) redemption at the end of each time period:

            1 YEAR             3 YEARS                     5 YEARS                     10 YEARS
            ------             -------                     -------                     --------
              $5                 $16                         $28                         $63

For the purpose of the example, assume reinvestment of all dividends and dis-tributions. This example assumes that the voluntary expense limitations effec-tive in 1998 would be in place for the entire periods indicated. This example does not reflect charges and deductions which are or may be imposed under Vari-able Contracts or Qualified Plans. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REP-RESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following financial highlights of the Fund for a share outstanding through-out each period have been audited by Price Waterhouse LLP, independent accoun-tants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete dis-cussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling (860) 726-3700.

                                --------------
                               Money Market Fund
                                --------------

                                               YEAR ENDED     MARCH 1, 1996+ TO
                                            DECEMBER 31, 1997 DECEMBER 31, 1996
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD......       $  1.00           $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................          0.05             0.04
Net realized and unrealized gain on
 securities...............................           --               --
                                                 -------           ------
TOTAL FROM INVESTMENT OPERATIONS..........          0.05             0.04
                                                 -------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income......         (0.05)           (0.04)
Distributions from capital gains..........           --               --
                                                 -------           ------
TOTAL DISTRIBUTIONS.......................         (0.05)           (0.04)
                                                 -------           ------
NET ASSET VALUE, END OF PERIOD............       $  1.00           $ 1.00
                                                 =======           ======
TOTAL RETURN..............................          5.19%            4.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...       $14,540           $6,003
Ratio of operating expenses to average net
 assets...................................          0.50% a          0.42% a
Ratio of net investment income to average
 net assets...............................          5.07% b          4.10% b
Portfolio turnover........................           N/A              N/A

+  Commencement of operations
a. Ratios of expenses to average net assets prior to reimbursement of expenses were 1.11% and 1.28% for 1997 and 1996, respectively.
b. Ratios of net investment income to average net assets prior to reimbursement of expenses were 4.40% and 3.24% for 1997 and 1996, respectively

ABOUT THE FUND
--------------------------------------------------------------------------------
The Fund is a separate series of CIGNA Variable Products Group, a Massachusetts business trust established by a Master Trust Agreement dated February 4, 1988 and registered under the 1940 Act as a diversified, open-end management invest-ment company (see "The Trust, Its Shares and Board of Trustees"). The Fund has its own investment objective and policies designed to meet specific investment goals. The Fund intends to qualify as a regulated investment company for Fed-eral income tax purposes. Its sole purpose is to serve as a funding vehicle for the investment of monies paid by holders of Variable Contracts issued through separate accounts of life insurance companies ("Life Companies") or by Quali-fied Plans. Historically, the Variable Contracts have been issued by Connecti-cut General Life Insurance Company ("CG Life"), an indirect, wholly-owned sub-sidiary of CIGNA Corporation. CIGNA Corporation is an insurance and financial services holding company. The Fund may also serve as a funding vehicle for Variable Contracts issued by other life insurance companies affiliated with CIGNA Corporation or by life insurance companies which may be unaffiliated with CIGNA Corporation.

The Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by Life Companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the Trust's Board of Trustees in-tends to monitor events in order to identify any material irreconcilable con-flicts which may possibly arise between Variable Contract owners and partici-pants under Qualified Plans and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more Life Company separate accounts or Qualified Plans might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvan-tageous prices.

Shares are offered only to Eligible Purchasers (see "Eligible Purchasers"). Shares are offered at net asset value without the imposition of a sales load, sales charge or selling commission.

INVESTMENT PROGRAMS
--------------------------------------------------------------------------------
The Fund's objective is to provide as high a level of current income as is con-sistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. Money Market instruments are high quality, short-term obligations. The Fund intends to invest in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the Fund may invest in other money market instruments such as asset-backed securi-ties, bankers' acceptances, certificates of deposit, commercial loan participa-tions, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of de-posit and time deposits may be purchased from U.S. or foreign banks. Commercial paper is purchased primarily from U.S. issuers but may be purchased from for-eign issuers so long as it is denominated in U.S. dollars. All of these instru-ments, including commercial loan participations, are briefly described in "De-scription of Money Market Instruments" and are described more fully in the Statement of Additional Information.

Pursuant to procedures adopted by the Board of Trustees, the Fund may purchase only high quality securities that CIGNA Investments believes present minimal credit risks. To be considered high quality, a security must be a U.S. govern-ment security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Invest-ments.

High quality securities are divided into "first tier" and "second tier" securi-ties. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's (S&P) A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest rating in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on proce-dures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The Fund may not invest more than 5% of its total assets in second tier securi-ties. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single is-suer.

The Fund will limit its investments to securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less.

CERTAIN INVESTMENT STRATEGIES AND POLICIES
--------------------------------------------------------------------------------
In pursuit of its objectives and policies, the Fund may employ the following strategies.

MONEY MARKET INSTRUMENTS. The Money Market Fund invests exclusively in Money Market Instruments. The Money Market Fund is required to limit such investments to those which, at the date of purchase, are "First Tier" or "Second Tier" se-curities as those terms are defined in Rule 2a-7 under the 1940 Act.

SECURITIES LENDING. The Fund may lend its investment securities to qualified institutional investors for purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
The following summarizes the Fund's principal investment restrictions. Unless otherwise noted, these restrictions are fundamental and may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "The Trust, Its Shares and Board of Trustees" for a description of the individual's rights with respect to giving voting instructions to Life Companies).

Any investment restriction that involves a maximum or minimum percentage of se-curities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

The Fund may not:

1. Invest in the securities of any issuer if, immediately after such invest-ment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer, except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest con-sistent with its investment policies.

2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all pre-ferred stocks of any issuer are regarded as a single class, and all debt secu-rities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except that the Fund may invest up to 100% of its assets in the domestic banking industry.

4. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facili-tate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for ex-traordinary or emergency purposes. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with re-spect to the issuance of senior securities.)

ELIGIBLE PURCHASERS
-------------------------------------------------------------------------------
Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by CG Life or by other
Life Companies that are registered as unit investment trusts under the Invest-ment Company Act of 1940, as amended, and that serve as the underlying invest-ment vehicles for Variable Contracts; and (2) Qualified Plans. Thus, Eligible Purchasers who have purchased Fund shares are the only shareholders. Shares may not be purchased by individuals or by the general public. The Board of Trustees of the Trust may broaden or limit the definition of Eligible Purchas-ers. Purchase of shares is subject to acceptance by the Trust and is not bind-ing until so accepted.

PURCHASE AND REDEMPTION OF SHARES OF THE FUND
-------------------------------------------------------------------------------
Shares of the Fund are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by Life Companies and Qualified Plans on a given business day from Variable Contract owners or Qualified Plan par-ticipants, as the case may be, will be effected at the net asset value of the Fund on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with the Fund. The Fund does not is-sue share certificates. Please refer to the prospectus of your Life Company's Variable Account or Qualified Plan documents for information on how to invest in the Fund.

Investments by Eligible Purchasers in the Fund are expressed in terms of full and fractional shares of the Fund. All investments in the Fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the Fund.

The offering of shares of any Fund may be suspended for a period of time and each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in CIGNA Investments's opinion, they are of a size that would disrupt the management of a Fund.

COMPUTATION OF NET ASSET VALUE
-------------------------------------------------------------------------------
State Street determines the net asset value of shares of the Fund as of the close of business on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading, and on Good Friday, so long as banks are open, and on any other day on which there is a sufficient degree of trading in a Fund's invest-ments that the current net asset value of its shares might be materially af-fected. The NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiv-ing Day, and Christmas Day. The computation of net asset value is made by di-viding the Fund's total net assets by the number of outstanding shares of the Fund at the time of calculation. Net assets are the excess of the Fund's as-sets over its liabilities. The net asset value so computed applies to all pur-chase orders and redemption requests in the hands of State Street, duly exe-cuted in accordance with applicable instructions, on the day of such determi-nation. Any orders received after such time are executed at the net asset value next determined.

VALUATION OF MONEY MARKET INVESTMENTS
-------------------------------------------------------------------------------
Money market investments owned by the Fund are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of main-taining the net asset value of $1.00 per share they may alter this procedure. The shareholders of the Fund will be notified prior to any such change, unless such change is only temporary, in which case the share-holders will be notified after the change. See the Statement of Additional In-formation for more information on amortized cost procedures.

DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS
-------------------------------------------------------------------------------
It is expected that shares of the Fund will be held under the terms of Vari-able Contracts or Qualified Plans. Under current tax law, dividends or capital gain distributions from any Fund are not currently taxable when left to accu-mulate within a Variable Contract or Qualified Plans. Depending on the Vari-able Contract or Qualified Plan, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to pay out all of its net investment income and net realized cap-ital gains (if any) for each year. Dividends and net realized capital gains, if any, from the Fund will be declared and distributed daily.

TAX MATTERS
-------------------------------------------------------------------------------
The Fund intends to qualify as a regulated investment company under the Inter-nal Revenue Code of 1986, as amended (the "Code"), and intends to take all other action required to ensure that no Federal income taxes will be payable by the Fund. As a result, the Fund will generally seek to distribute annually to Shareholders most or all of any undistributed taxable income and any undis-tributed net realized capital gains (after use of any available capital loss carry forwards). Because of this policy, the Fund does not anticipate being subject to the 4% excise tax imposed on the undistributed income of mutual funds.

The Trust was established as the underlying investment for Variable Contracts issued by the Life Companies. (See "About the Funds")

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Fund. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments of the underlying mutual fund are not, in accordance with regulations pre-scribed by the Treasury Department, adequately diversified. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on contract owners with respect to earn-ings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. Section 817(h)(2) of the Code is a safe harbor provi-sion which provides that contracts such as the Variable Contracts meet the di-versification requirements if, as of the close of each quarter, the underlying mutual fund assets meet the diversification standards for a regulated invest-ment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities is-sued by the Treasury Department in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the invest-ment portfolios underlying Variable Contracts. The Regulations amplify the di-versification requirements for Variable Contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed ade-quately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four in-vestments. For purposes of these Regulations all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversi-fication standards imposed on the underlying assets of Variable Contracts by
Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

As indicated elsewhere in this prospectus, Fund shares are also offered for sale to Qualified Plans. The Regulations also provide that satisfaction of the requirements of the Regulations shall not be prevented by reason of the fact that shares in the investment company (i.e., a Fund) may be held by the trustee of a qualified pension or other retirement plan (i.e., Qualified
Plan).

The Fund will be managed in such manner as to comply with these diversifica-tion requirements. It is possible that in order to comply with the diversifi-cation requirements, less desirable investment decisions may be made which would affect the investment performance of the Fund.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------
The investment adviser to the Fund is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as in-vestment adviser for other investment companies including investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, ad-visory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion.
CIGNA Investments's mailing address is 900 Cottage Grove Road, Hartford, Con-necticut 06152.

Pursuant to a Master Investment Advisory Agreement the Trust, on behalf of the Fund, employs CIGNA Investments to manage the investment and reinvestment of the assets of the Fund. Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be pur-chased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash and other temporary investments. CIGNA Investments is also responsible for overall management of the business affairs of the Trust and the Fund.

As full compensation for the investment management and all other services ren-dered by CIGNA Investments, the Fund pays CIGNA Investments a separate fee computed daily and paid monthly at the annual rate of 0.35% of the value of the Fund's average daily net assets.

The Fund will bear its own expenses. Operating expenses for the Fund generally consist of investment management fees, custodian fees, fees for necessary pro-fessional and brokerage services, costs of regulatory compliance, costs asso-ciated with maintaining legal existence and all other costs not specifically borne by CIGNA Investments. Trust-wide expenses not identifiable to any par-ticular fund of the Trust will be allocated among the various funds of the Trust. CIGNA Investments has voluntarily agreed to reimburse the Fund to the extent that the annual operating expenses (excluding interest, taxes, amor-tized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of the Fund exceed 0.50% per-centage of the value of its average daily net assets. The investment manage-ment fee payable in 1997 to CIGNA Investments by the Fund was 0.35% of average daily net assets, and total expenses of this Fund for 1997 were 1.11% of aver-age daily net assets.

CIGNA Investments investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02105 serves as transfer agent and dividend disbursing agent for the Fund. State Street is also custodian of the assets of the Fund.

From time to time, the Fund may pay brokerage commissions on portfolio trans-actions to brokers who may be deemed to be affiliates of CIGNA Corporation un-der the 1940 Act, as amended. See the Statement of Additional Information for further details.

PERFORMANCE
-------------------------------------------------------------------------------
The Fund's performance may be quoted in advertising in terms of yield and to-tal return if accompanied by performance of your Life Company's separate ac-count. Performance is based on historical results and not intended to indicate future performance. For additional performance information, contact your Life Company for a free annual report.

The Fund's yield refers to the income generated by an investment in the Fund over a specified seven day period, expressed as an annual percentage rate. Its effective yield is calcu-lated similarly, but assumes that the income earned from investments is rein-vested. The Money Market Fund's effective yield will tend to be slightly higher than its yield because of this compounding effect.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the Fund's dividends and capi-tal gain distributions, if any, are reinvested. A cumulative total return re-flects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, you should recognize that they are not the same as actual year-by-year results.

Yields and total returns quoted for the Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Qualified Plan. Since shares of the Fund may only be purchased by Eligible Purchasers, you should carefully review the prospectus of the Variable Contract you have chosen or Qualified Plan documents for information on relevant charges and expenses. Excluding these charges from quotations of the Fund's performance has the effect of increasing the perfor-mance quoted. You should bear in mind the effect of these charges when compar-ing the Fund's performance to that of other mutual funds.

THE TRUST, ITS SHARES AND BOARD OF TRUSTEES
--------------------------------------------------------------------------------
The Trust is a Massachusetts Business Trust established in 1988. The Board of Trustees is authorized in the Trust's Master Trust Agreement to create new se-ries of shares (funds) without the necessity of a vote of shareholders of the Trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Currently the Trust is offering shares of two Funds.

Under the Master Trust Agreement no annual or regular meetings of shareholders are required. Meetings of shareholders of a series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Mas-ter Trust Agreement. It is not expected that shareholder meetings will be held annually.

Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees are Trust-ees who were elected by shareholders of the Trust. In the event less than a ma-jority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for pur-poses of voting on the removal of one or more Trustees.

Shares of the Trust may be owned by separate accounts of Life Companies or by Qualified Plans (see "About the Funds" and "Eligible Purchasers"). Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from contract owners with respect to any matters that are pre-sented to a vote of shareholders. With respect to the Qualified Plans, the trustees of such Plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an in-vestment manager pursuant to the Employee Retirement Income Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

Shares of the Fund will entitle their holders to one vote per share (with pro-portionate voting for fractional shares), irrespective of the relative net as-set value of the shares of any other fund of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual fund of the Trust, a separate vote of shareholders of that fund would be re-quired. Share-holders of a fund would not be entitled to vote on any matter which does not affect that fund but which would require a separate vote of another fund.

When issued, shares of the Fund are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. How-ever, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed on behalf of the Trust. The Master Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incur-ring financial loss on account of shareholder liability is limited to circum-stances in which the Trust itself would be unable to meet its obligations.

A majority of the Trustees is not affiliated with CIGNA Corporation or any of its subsidiary companies. The Trustees meet quarterly to review the results of the Fund, to monitor investment activities and practices, and to review and act upon future plans for the Fund. The role of the Trustees is not to approve spe-cific investment purchases and sales, but rather to exercise a control and re-view function.
APPENDIX
--------------------------------------------------------------------------------

DESCRIPTION OF MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT DIRECT OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES--Certain Federal agencies such as the Gov-ernment National Mortgage Association have been established as instrumentali-ties of the U.S. Government to supervise and finance certain types of activi-ties. Issues of these agencies, while not direct obligations of the U.S. Gov-ernment, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES--include interests in pools of mortgages, loans, re-ceivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

BANKERS' ACCEPTANCES--A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and stor-age of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A negotiable interest-bearing instrument with a spe-cific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS--A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

  COMMERCIAL LOAN PARTICIPATIONS--Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate bor-rowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the under-lying loan. The loans underlying such participations may be secured or unsecured, and a Fund may invest in loans collateralized by mortgages on real property. Each Fund will limit its investments in commercial loan participa-tions to those which are considered by the Trustees (with the advice of CIGNA Investments) to be of comparable quality to permitted commercial paper invest-ments.

REPURCHASE AGREEMENTS--A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, in-cluding securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government security serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear inter-est at rates which are not fixed, but which vary with changes in specified mar-ket rates or indices, such as a Federal Reserve composite index.

Custodian and Transfer Agent:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Investment Adviser:
CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut 06152

Independent Accountants:
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110




  Printed on recycled paper
LOGO

CIGNA VARIABLE PRODUCTS
GROUP

PROSPECTUS
MAY 1, 1998

                         CIGNA VARIABLE PRODUCTS GROUP

                                   PROSPECTUS
                                  MAY 1, 1998

                               MONEY MARKET FUND
                               S&P 500 INDEX FUND

This prospectus contains information about the two mutual funds listed above (the "Funds") which are separate portfolios of CIGNA Variable Products Group (the "Trust"), a Massachusetts business trust. Each Fund has distinct invest-ment objectives and policies.

The investment objective of the Money Market Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquid-ity and the maintenance of a stable $1.00 per share net asset value by invest-ing in short-term money market instruments. The investment objective of the S&P 500 Index Fund is to provide long-term growth of capital by investing princi-pally in common stocks.

Shares of the Funds are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity con-tracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

This prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Additional information about the Funds, contained in a Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154. The Funds' telephone number is (860) 726-3700. The Statement of Additional Information is incorporated by reference into this prospectus. The Statement of Additional Information is not a prospectus.

--------------------------------------------------------------------------------

        Please read this prospectus and retain it for future reference.
--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERN-MENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, HOWEVER, THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTA-TION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         CIGNA VARIABLE PRODUCTS GROUP

                                    SUMMARY

The Trust is an open-end, diversified management investment company offering a selection of investment vehicles for insurance companies issuing variable annu-ity and variable life insurance contracts and for Qualified Plans. This pro-spectus offers two Funds of the Trust. Your Variable Contract may offer one or more of the Funds offered by this prospectus.

Each Fund has its own distinct investment objective. Although each Fund will be managed by experienced professionals, there can be no assurance that the objec-tive will be achieved. The Money Market Fund seeks to obtain its objective by investing in high quality, U.S. dollar denominated short-term money market in-struments. The S&P 500 Index Fund seeks to obtain its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the S&P 500.

There are levels of risk involved with each Fund. Investments in money market instruments are subject to the ability of the issuer to make payment at maturi-ty. For equity securities, there is the market risk associated with movement of the stock market in general. In addition, there is the financial risk related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are a part of a particular industry. See "Certain Investments Strategies and Policies" for a discussion of these risks.

Shares of the Funds are sold at their net asset value per share, without sales charge. Please read your insurance company's Variable Account prospectus or your Qualified Plan's documents for discussions relating to instructions on how to invest in and redeem from each Fund.

CIGNA Investments, Inc. (CIGNA Investments), the Funds' adviser, provides each Fund with investment management and other services. Each Fund pays CIGNA In-vestments a management fee for the management of investments and business af-fairs. For a discussion of these, please see "Management of the Funds."

The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of a majority of each Fund's out-standing shares (within the meaning of the Investment Company Act of 1940 (the 1940 Act)). Further information is available in the Statement of Additional In-formation.

No one Fund is a balanced investment plan. Investors should consider their in-vestment objective and tolerance for risk when making an investor decision.

The above information is qualified in its entirety by the detailed information appearing elsewhere in this prospectus, the statement of additional informa-tion, and, as applicable, the Variable Account prospectus or Qualified Plan documents.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   2
EXPENSE TABLE..............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
ABOUT THE FUNDS............................................................   6
INVESTMENT PROGRAMS........................................................   7
CERTAIN INVESTMENT STRATEGIES AND POLICIES.................................   8
INVESTMENT RESTRICTIONS....................................................  10
ELIGIBLE PURCHASERS........................................................  11
PURCHASE AND REDEMPTION OF SHARES OF THE FUNDS.............................  11
COMPUTATION OF NET ASSET VALUE.............................................  11
DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS................................  12
TAX MATTERS................................................................  12
MANAGEMENT OF THE FUNDS....................................................  13
PERFORMANCE................................................................  14
THE TRUST, ITS SHARES AND BOARD OF TRUSTEES................................  15
APPENDIX--DESCRIPTION OF MONEY MARKET INSTRUMENTS..........................  16

--------------------------------------------------------------------------------

                                 EXPENSE TABLE

  The following Expense Table lists the transaction expenses and approximate annual operating expenses related to an investment in each of the Funds. The Table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for such charges. The expenses and fees set forth in the Table are for the fiscal year beginning January 1, 1998.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                      ALL SERIES
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases......................................    None
Sales Load Imposed on Reinvested Dividends...........................    None
Deferred Sales Load..................................................    None
Redemption Fees......................................................    None
Exchange Fees........................................................    None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                         MONEY  S&P 500
                         MARKET  INDEX
---------------------------------------
Management Fees
 Investment Management
 Fees...................  .35%   .25%
12b-1 Fees..............  None   None
All Other Operating
 Expenses
 (After
 Reimbursement)/1/......  .15%   None
Total Fund Operating
 Expenses
 (Reflects expense
 limitation. See
 Footnotes/1/ and/2/
 below).................  .50%   .25%

-------
/1/ For a more complete description of the Management Fees, see "Management of the Trust." CIGNA Investments has voluntarily agreed, as to each Fund, to waive such portion of its management fee as is necessary to cause the an-nual Total Fund Operating Expenses of each Fund not to exceed the following percentages of each of the Fund's average daily net asset value:

     Money Market Fund..................................................... .50%
     S&P 500 Index Fund.................................................... .25%

 If this waiver is not sufficient to cause the annual Total Fund Operating Ex-penses of any Fund not to exceed the applicable percentage of average daily net asset value, CIGNA Investments has agreed to pay such other expenses of the applicable Fund as is necessary to keep annual Total Fund Operating Ex-penses from exceeding the applicable percentage. These arrangements will con-tinue in effect until May 1, 1999, and afterwards to the extent described in the Funds' then-current prospectus. To the extent management fees are waived by CIGNA Investments, or expenses of a Fund are paid by CIGNA Investments, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer waived or expenses of a Fund are no longer paid.

/2/ Total Fund Operating Expenses for the S&P 500 Index Fund for 1997, absent expense reimbursements, were .55% of this Fund's average daily net asset value. Total Fund Operating Expenses for the Money Market Fund for 1997, absent expense reimbursement, were 1.11% of this Fund's average daily net asset value. Other Operating Expenses and Total Fund Operating Expenses re-flect the current voluntary expense limitation effective January 1, 1998.

                            EXAMPLE OF FUND EXPENSES

You would pay the following expenses on a $1,000 investment assuming (1) 5% an-nual return and (2) redemption at the end of each time period:

                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         ------ ------- ------- --------
     Money Market Fund    $ 5     $16     $28     $63
     S&P 500 Index Fund   $ 3     $ 8     $14     $32

For the purpose of the example, assume reinvestment of all dividends and dis-tributions. This example assumes that the voluntary expense limitations effec-tive in 1998 would be in place for the entire periods indicated. The example does not reflect charges and deductions which are or may be imposed under Vari-able Contracts or Qualified Plans. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REP-RESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following financial highlights of the following Funds for a share outstand-ing throughout each period have been audited by Price Waterhouse LLP, indepen-dent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Funds' financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appears, along with the report of Price Waterhouse LLP, in the Funds' 1997 Annual Report to Shareholders. For a more complete discussion of the Funds' performance, please see the Funds' 1997 An-nual Report to Shareholders which may be obtained without charge by writing to the Fund or calling (860) 726-3700.

                               ----------------

                             S&P 500 INDEX FUND/1/

                               ----------------

                                                      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------
                            1997      1996      1995     1994     1993       1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  12.40   $ 10.75   $  8.19  $  9.20  $ 11.94    $ 12.83  $ 10.75  $ 11.94  $ 10.14  $  9.41
                          --------   -------   -------  -------  -------    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income*..      0.25      0.22      0.21     0.19     0.16       0.12     0.19     0.26     0.28     0.25
Net realized and
 unrealized gain
 (loss).................      3.86      2.17      2.80    (0.13)    0.22       0.34     3.79    (0.74)    2.67     0.72
                          --------   -------   -------  -------  -------    -------  -------  -------  -------  -------
TOTAL FROM INVESTMENT
 OPERATIONS.............      4.11      2.39      3.01     0.06     0.38       0.46     3.98    (0.48)    2.95     0.97
                          --------   -------   -------  -------  -------    -------  -------  -------  -------  -------
Less distributions:
From net investment
 income.................     (0.32)    (0.29)    (0.27)   (0.14)   (0.17)     (0.12)   (0.20)   (0.25)   (0.30)   (0.24)
From capital gains......     (0.36)    (0.45)    (0.18)   (0.85)   (2.95)     (1.23)   (1.70)   (0.46)   (0.85)     --
In excess of net capital
 gains..................       --        --        --     (0.08)     --         --       --       --       --       --
                          --------   -------   -------  -------  -------    -------  -------  -------  -------  -------
TOTAL DISTRIBUTIONS.....     (0.68)    (0.74)    (0.45)   (1.07)   (3.12)     (1.35)   (1.90)   (0.71)   (1.15)   (0.24)
                          --------   -------   -------  -------  -------    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $  15.83   $ 12.40   $ 10.75  $  8.19  $  9.20    $ 11.94  $ 12.83  $ 10.75  $ 11.94  $ 10.14
                          ========   =======   =======  =======  =======    =======  =======  =======  =======  =======
TOTAL INVESTMENT
 RETURN.................     33.35%    22.48%    36.82%    0.67%    2.97%      3.59%   37.46%  (3.99)%   29.22%   10.33%
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000 omitted)...  $116,308   $71,513   $66,283  $54,728  $61,478    $68,287  $73,446  $60,658  $69,389  $61,504
Ratio of operating
 expenses to average net
 assets.................      0.25%a    0.60%a    0.73%    0.78%    0.66%      0.59%    0.56%    0.59%    0.56%    0.54%
Ratio of net investment
 income to average net
 assets.................      1.93%b    1.78%b    2.05%    2.23%    1.30%      0.94%    1.38%    2.08%    2.18%    2.16%
Portfolio turnover......         4%        4%        4%       4%     185%**      82%      77%      63%      55%      38%
Average commission
 rate***................  $ 0.0279   $0.0272

b Ratios of net investment income to average net assets prior to expense reim-bursements were 1.63% and 1.74% for 1997 and 1996, respectively.
a Ratios of expenses to average net assets prior to expense reimbursements were 0.55% and 0.64% for 1997 and 1996, respectively.
* Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax ac-counting.
** During November 1993, the portfolio was indexed to the S&P 500, resulting in a complete turnover of the portfolio at that time.
*** For fiscal years beginning on or after September 1, 1995, a fund is re-
    quired to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in vari-ous markets where trading practices and commission rule structures may dif-fer.
-------------------------------------------------
/1/During periods prior to November 9, 1993, the S&P 500 Index Fund was ac-tively managed. On November 9, 1993, the Board of Trustees authorized CIGNA Investments, Inc., the investment adviser to the Fund, to change the Fund's investment strategy to an indexation approach. See "The Fund's Objective". Prior to October 16, 1985, the Fund was a Maryland corporation. On January 2, 1996 the name of the Fund was changed from Companion Fund to CIGNA Vari-able Products S&P 500 Index Fund.

                               ----------------

                               MONEY MARKET FUND

                               ----------------

                                                 YEAR ENDED  MARCH 1, 1996+ TO
                                                DECEMBER 31,   DECEMBER 31,
                                                    1997           1996
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD...........   $  1.00         $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................      0.05           0.04
Net realized and unrealized gain on
 securities....................................       --             --
                                                  -------         ------
TOTAL FROM INVESTMENT OPERATIONS...............      0.05           0.04
                                                  -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income...........     (0.05)         (0.04)
Distributions from capital gains...............       --             --
                                                  -------         ------
TOTAL DISTRIBUTIONS............................     (0.05)         (0.04)
                                                  -------         ------
NET ASSET VALUE, END OF PERIOD.................   $  1.00         $ 1.00
                                                  =======         ======
TOTAL RETURN...................................      5.19%          4.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)........   $14,540         $6,003
Ratio of operating expenses to average net
 assets........................................      0.50%c         0.42%c
Ratio of net investment income to average net
 assets........................................      5.07%d         4.10%d
Portfolio turnover.............................       N/A            N/A

+  Commencement of operations
c Ratios of expenses to average net assets prior to reimbursement of expenses were 1.11% and 1.28% for 1997 and 1996, respectively.
d Ratios of net investment income to average net assets prior to reimbursement of expenses were 4.40% and 3.24% for 1997 and 1996, respectively
ABOUT THE FUNDS
--------------------------------------------------------------------------------

The Funds are separate series of CIGNA Variable Products Group, a Massachusetts business trust established by a Master Trust Agreement dated February 4, 1988 and registered under the 1940 Act as a diversified, open-end management invest-ment company (see "The Trust, Its Shares and Board of Trustees"). Each Fund has its own investment objective and policies designed to meet specific investment goals. Each Fund intends to qualify as a regulated investment company for Fed-eral income tax purposes. Their sole purpose is to serve as funding vehicles for the investment of monies paid by holders of Variable Contracts issued through separate accounts of life insurance companies ("Life Companies") or by Qualified Plans. The Qualified Plans and the Life Companies may or may not make all the Funds described in this prospectus available for investment to the Variable Contract owners or Qualified Plan participants, as the case may be. Historically, the Variable Contracts have been issued by Connecticut General Life Insurance Company ("CG Life"), an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Corporation is an insurance and financial services holding company. The Funds may also serve as funding vehicles for Variable Con-tracts issued by other life insurance companies affiliated with CIGNA Corpora-tion or by life insurance companies which may be unaffiliated with CIGNA Corpo-ration.

The Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by Life Companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the Trust's Board of Trustees in-tends to monitor events in order to identify any material irreconcilable con-flicts which may possibly arise between Variable Contract owners and partici-pants under Qualified Plans and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more Life Company separate accounts or Qualified Plans might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvanta-geous prices.

Shares are offered only to Eligible Purchasers (see "Eligible Purchasers"). Shares are offered at net asset value without the imposition of a sales load, sales charge or selling commission.

INVESTMENT PROGRAMS
-------------------------------------------------------------------------------

MONEY MARKET FUND
-------------------------------------------------------------------------------
The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. Money Market instruments are high quality, short-term ob-ligations. The Fund intends to invest in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In ad-dition, the Fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial pa-per, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or for-eign banks. Commercial paper is purchased primarily from U.S. issuers but may be purchased from foreign issuers so long as it is denominated in U.S. dol-lars. All of these instruments, including commercial loan participations, are briefly described in "Description of Money Market Instruments" and are de-scribed more fully in the Statement of Additional Information.

Pursuant to procedures adopted by the Board of Trustees, the Fund may purchase only high quality securities that CIGNA Investments believes present minimal credit risks. To be considered high quality, a security must be a U.S. govern-ment security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nation-ally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" secu-rities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's (S&P) A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned differ-ent ratings by different rating services, at least two rating services must have assigned the highest rating in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated se-curity is of equivalent quality to a rated first or second tier security.

The Fund may not invest more than 5% of its total assets in second tier secu-rities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Fund will limit its investments to securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less.

S&P 500 INDEX FUND
-------------------------------------------------------------------------------
The Fund seeks to fulfill its objective by attempting to replicate the compo-sition and total return, reduced by Fund expenses, of the Standard & Poor's
500 Composite Stock Price Index ("S&P 500").

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 is an index emphasizing large-capi-talization stocks. A company's stock market capitalization is the total market value of its issued and outstanding common stock. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. In seeking to replicate the performance of the S&P 500, before deduction of Fund expenses, CIGNA Investments will attempt over time to allocate the Fund's investment among common stocks in approximately the same proportions as they are represented in the S&P 500, beginning with the heavi-est weighted stocks that make up a larger portion of the index's value. CIGNA Corporation is part of the S&P 500. Consequently, the Fund purchases shares of CIGNA Corporation stock. CIGNA Corporation and Standard & Poor's Corporation have no control over each other.

The Fund is subject to market risk--i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and peri-ods when prices generally decline.

While the Fund seeks to match the performance of the S&P 500, its stock port-folio performance may not match this index exactly. While CIGNA Investments generally will seek to match the composition of the S&P 500 as closely as pos-sible, it may not always invest the Fund's stock portfolio to mirror the S&P 500 exactly. For instance, the Fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of execut-ing relatively small stock transactions. In addition, the Fund may omit or re-move any S&P 500 stock from the Fund if, following objective criteria, CIGNA Investments judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Under normal conditions, the Fund anticipates holding at least 480 of the S&P 500 issues at all times.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or im-plied, to the record or beneficial owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to CIGNA Investments or the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to CIGNA Investments or the Fund. S&P has no obligation to take the needs of CIGNA Investments or the Fund or the record or beneficial owners of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the Fund or the pricing of the Fund's shares or in the determination or calculation of the equation by which the Fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the adminis-tration, marketing or trading of the Fund.

Standard & Poor's 500 Composite Stock Price Index(R) is a trademark of S&P and has been licensed for use by the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IM-PLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA INVESTMENTS, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTIC-ULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABIL-ITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CERTAIN INVESTMENT STRATEGIES AND POLICIES
-------------------------------------------------------------------------------
In pursuit of their objectives and policies, the Funds may employ one or more of the following strategies.

MONEY MARKET INSTRUMENTS AND MONEY MARKET FUNDS. The S&P 500 Index Fund may invest in Money Market Instruments and in money market mutual funds (including money market mutual funds managed by CIGNA Investments) to invest uncommitted cash balances pending in-vestment in securities included in its index or to meet anticipated short-term cash needs. The S&P 500 Index Fund will invest in Money Market Instruments (as described in the appendix to this prospectus) and in money market mutual funds for temporary, defensive purposes only under extraordinary circumstances. Of course, the Money Market Fund invests exclusively in Money Market Instruments. Only the Money Market Fund is required to limit such investments to those which, at the date of purchase, are "First Tier" or "Second Tier" securities as those terms are defined in Rule 2a-7 under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS. The S&P 500 Index Fund may invest in futures having an aggregate face value of up to 20% of its total assets. The S&P 500 Index Fund may do so in order to maintain cash reserves while simulat-ing full investment in the underlying S&P 500 and to limit transaction costs should invested assets need to be sold to meet redemption requests, or to seek higher investment returns when a futures contract or option is priced more at-tractively than the underlying index. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affili-ated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by de-livery or purchase, as the case may be, of the financial instrument or, in the case of index futures contracts, by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs to the Fund.

The S&P 500 Index Fund may also purchase and write call options and put op-tions on indexes and futures contracts on indexes. An option on a futures con-tract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expira-tion of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract generally may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract. See the information set forth below and the Statement of Additional Information for information on the risks associated with these investments.

The S&P 500 Index Fund's use of index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclu-sions from regulation as a commodity pool operator. Those regulations cur-rently provide that the Funds may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the entity's principal regulator (in the case of the Funds, the Securities and Exchange Commission) to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e., the net asset value) of the applicable Fund's portfolio. For further information regarding futures contracts and op-tions thereon, see the Statement of Additional Information.

RISK FACTORS RELATING TO FUTURES CONTRACTS AND OPTIONS. The use of futures contracts and options may involve risks not associated with other types of instruments which the S&P 500 Index Fund intends to purchase. In particular, a Fund's position in futures contracts and options may be closed out only on an exchange which provides a liquid secondary market therefor, and there can be no assurance that a liquid secondary market will exist for any particular futures contract or option. The inability to close out options and futures positions could have an adverse impact on a Fund's ability to effectively hedge its securities and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. A Fund's ability to hedge effectively through transactions in futures contracts or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. It is possible that there may be an imperfect correlation between the hedging instrument and the hedged securities, which could result in an ineffective hedge and a loss to the Fund. See the Statement of Additional Information for a further description of the Funds' investments in futures contracts.

ASSET COVERAGE To assure that a Fund's use of futures and related options are not used to achieve excessive investment leverage, a Fund will cover such transactions, as required under applicable interpretations of the Securities and Exchange Commission, either by owning the underlying securities, entering into an off-setting transaction, or by establishing a segregated account with the Fund's custodian containing securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

SECURITIES LENDING Each Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

TURNOVER The frequency of Fund transactions--the Fund's portfolio turnover rate--will vary from year to year depending on market conditions and a Fund's cash flows. The S&P 500 Index Fund's annual portfolio turnover rate is not expected to exceed 100%.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
The following summarizes the Funds' principal investment restrictions. Unless otherwise noted, these restrictions are fundamental and may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "The Trust, Its Shares and Board of Trustees" for a description of the individual's rights with respect to giving voting instructions to Life
Companies).

Any investment restriction that involves a maximum or minimum percentage of se-curities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

A Fund may not:

1. Invest in the securities of any issuer if, immediately after such invest-ment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer, except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of the Money Market Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest consistent with its investment policies.

2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all pre-ferred stocks of any issuer are regarded as a single class, and all debt secu-rities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except that the Money Market Fund may invest up to 100% of its assets in the domestic banking industry.

4. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facili-tate the meeting of redemption requests (not for leverage) which might other-wise require the untimely disposition of portfolio investments or for extraor-dinary or emergency purposes, except that the S&P 500 Index Fund may enter into futures contracts, as indicated. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with respect to the issuance of senior securities.)

ELIGIBLE PURCHASERS
--------------------------------------------------------------------------------
Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by CG Life or by other Life Companies that are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Thus, Eligible Pur-chasers who have purchased Fund shares are the only shareholders. Shares may not be purchased by individuals or by the general public. The Board of Trustees of the Trust may broaden or limit the definition of Eligible Purchasers. Pur-chase of shares is subject to acceptance by the Trust and is not binding until so accepted.

PURCHASE AND REDEMPTION OF SHARES OF THE FUNDS
--------------------------------------------------------------------------------
Shares of the Funds are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by Life Companies and Qualified Plans on a given business day from Variable Contract owners or Qualified Plan partic-ipants, as the case may be, will be effected at the net asset value of the ap-plicable Fund on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable re-quirements. Individuals may not place orders directly with the Funds. The Funds do not issue share certificates. Please refer to the prospectus of your Life Company's Variable Account or Qualified Plan documents for information on how to invest in each Fund.

Investments by Eligible Purchasers in each Fund are expressed in terms of full and fractional shares of each Fund. All investments in the Funds are credited to an Eligible Purchaser's account immediately upon acceptance of the invest-ment by a Fund.

The offering of shares of any Fund may be suspended for a period of time and each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in CIGNA Investments's opinion, they are of a size that would disrupt the management of a Fund.

COMPUTATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
State Street determines the net asset value of shares of each of the Funds as of the close of business on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading and, for the Money Market Fund, on Good Friday, so long as banks are open, and on any other day on which there is a sufficient de-gree of trading in a Fund's investments that the current net asset value of its shares might be materially affected. The NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day, Indepen-dence Day, Labor Day, Thanksgiving Day, and Christmas Day. The computation of net asset value is made by dividing each Fund's total net assets by the number of outstanding shares of such Fund at the time of calculation. Net assets are the excess of a Fund's assets over its liabilities. Equity securities, includ-ing warrants, that are listed on a national securities exchange or that are part of the NASDAQ National Markets system are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities actively traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price, which may be based upon valuations furnished by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost which approximates market value. Except in the case of the Money Market Fund, short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of a Fund, with the exception of futures contracts, which are discussed below, are ap-praised at fair value as deter-mined in good faith by, or under the authority of, the Board of Trustees of the Trust. The net asset value so computed applies to all purchase orders and redemption requests in the hands of State Street, duly executed in accordance with applicable instructions, on the day of such determination. Any orders re-ceived after such time are executed at the net asset value next determined.

FUTURES CONTRACTS
-------------------------------------------------------------------------------
Initial margin deposits made upon entering into futures contracts are recog-nized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "mark-ing-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized losses or gains are incurred. When the con-tract is closed, the Fund records a realized gain or loss equal to the differ-ence between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

OPTIONS ON FUTURES CONTRACTS
-------------------------------------------------------------------------------
The premium paid by a Fund for the purchase of a call or put option on futures contracts is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The current market value of a purchased option on futures contracts is the last reported sale price or, if no sales are reported, the last bid price. If an option on futures contracts which a Fund has purchased expires on the stipulated expira-tion date, the Fund realizes a loss in the amount of the cost of the option.
If a Fund exercises a purchased put option on futures contracts, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exer-cises a purchased call option on futures contracts, the cost of the security which the Fund purchases upon exercise will be increased by the premium origi-nally paid.

VALUATION OF MONEY MARKET INVESTMENTS
-------------------------------------------------------------------------------
Money market investments owned by the Money Market Fund are valued at amor-tized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share they may alter this procedure. The shareholders of the Fund will be notified prior to any such change, unless such change is only temporary, in which case the share-holders will be notified after the change. See the Statement of Additional In-formation for more information on amortized cost procedures.

DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS
-------------------------------------------------------------------------------
It is expected that shares of the Funds will be held under the terms of Vari-able Contracts or Qualified Plans. Under current tax law, dividends or capital gain distributions from any Fund are not currently taxable when left to accu-mulate within a Variable Contract or Qualified Plans. Depending on the Vari-able Contract or Qualified Plan, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to pay out all of its net investment income and net realized capital gains for each year. Dividends and net realized capital gains, if any, from the Funds will be distributed at least annually (except that dividends are declared and paid daily in the case of the Money Market Fund). After dis-tribution from a Fund (other than the Money Market Fund), the Fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested in shares of the Fund paying the dividend or distribution, the total value of a shareholder's account will not be affected because, although the shares will have a lower price, there will be corre-spondingly more of them.

TAX MATTERS
-------------------------------------------------------------------------------
Each Fund intends to qualify as a regulated investment company under the In-ternal Revenue Code of

1986, as amended (the "Code"), and intends to take all other action required to ensure that no Federal income taxes will be payable by the Funds. As a re-sult, each Fund will generally seek to distribute annually to Shareholders most or all of its undistributed taxable income and any undistributed net re-alized capital gains (after use of any available capital loss carry forwards). Because of this policy, the Funds do not anticipate being subject to the 4% excise tax imposed on the undistributed income of mutual funds.

The Trust was established as the underlying investment for Variable Contracts issued by the Life Companies. (See "About the Funds")

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Funds. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments of the underlying Fund are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the Vari-able Contract as an annuity contract or life insurance would result in imposi-tion of federal income tax on contract owners with respect to earnings alloca-ble to the Variable Contract prior to the receipt of payments under the Vari-able Contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversifica-tion requirements if, as of the close of each quarter, the underlying Fund as-sets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated in-vestment companies. There is an exception for securities issued by the Trea-sury Department in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying Variable Contracts. The Regulations amplify the diversi-fication requirements for Variable Contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed ade-quately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four in-vestments. For purposes of these Regulations all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversi-fication standards imposed on the underlying assets of Variable Contracts by
Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

As indicated elsewhere in this prospectus, Fund shares are also offered for sale to Qualified Plans. The Regulations also provide that satisfaction of the requirements of the Regulations shall not be prevented by reason of the fact that shares in the investment company (i.e., a Fund) may be held by the trustee of a qualified pension or other retirement plan (i.e., Qualified
Plan).

Each Fund will be managed in such manner as to comply with these diversifica-tion requirements. It is possible that in order to comply with the diversifi-cation requirements, less desirable investment decisions may be made which would affect the investment performance of the Fund.

MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------
The investment adviser to each of the Funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies including investment compa-nies sponsored by affiliates of CIGNA Corporation, and for a number of pen-sion, advisory, corporate and other accounts. As of December 31, 1997, CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments's mailing address is 900 Cot-tage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement the Trust, on behalf of the Funds, employs CIGNA Investments to manage the investment and reinvestment of the assets of the Funds. Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be pur-chased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. CIGNA Investments is also responsible for overall management of the business affairs of the Trust and the Funds.

As full compensation for the investment management and all other services ren-dered by CIGNA Investments, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: S&P 500 In-dex Fund--0.25%, Money Market Fund--0.35%.

Each Fund will bear its own expenses. Operating expenses for each Fund gener-ally consist of investment management fees, custodian fees, fees for necessary professional and brokerage services, costs of regulatory compliance, costs as-sociated with maintaining legal existence and all other costs not specifically borne by CIGNA Investments. Trust-wide expenses not identifiable to any partic-ular Fund will be allocated among the Funds. CIGNA Investments has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: S&P 500 Index Fund--0.25%, Money Market Fund--0.50%.

The investment management fee payable in 1997 to CIGNA Investments by the S&P 500 Index Fund was 0.25% of average daily net assets, and total expenses of this Fund in 1997 were 0.55% of average daily net assets. The investment man-agement fee payable in 1997 to CIGNA Investments by the Money Market Fund was 0.35% of average daily net assets, and total expenses of this Fund in 1997 were 1.11% of average daily net assets.

CIGNA Investments investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02105 serves as transfer agent and dividend disbursing agent for the Funds. State Street is also custodian of the assets of the Funds.

From time to time, the Funds may pay brokerage commissions on portfolio trans-actions to brokers who may be deemed to be affiliates of CIGNA Corporation un-der the 1940 Act, as amended. See the Statement of Additional Information for further details.

PERFORMANCE
--------------------------------------------------------------------------------
Each Fund's performance may be quoted in advertising in terms of yield and to-tal return if accompanied by performance of your Life Company's separate ac-count. Performance is based on historical results and not intended to indicate future performance. For additional performance information, contact your Life Company for a free annual report.

The Money Market Fund's yield refers to the income generated by an investment in the Fund over a specified seven day period, expressed as an annual percent-age rate. Its effective yield is calculated similarly, but assumes that the in-come earned from investments is reinvested. The Money Market Fund's effective yield will tend to be slightly higher than its yield because of this com-pounding effect. For the S&P 500 Index Fund, Yield refers to the income gener-ated by an investment in the Fund over a specified 30-day (or one month) peri-od, expressed as an annual percentage rate.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in each Fund, including changes in share price (ex-cept for the Money Market Fund) and assuming each Fund's dividends and capital gain distributions, if any, are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total re-turn reflects the hypothetical annually compounded return that would have pro-duced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and av-erage annual returns into income results and capital gain or loss.

Yields and total returns quoted for the Funds include the effect of deducting each Fund's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Qualified Plan. Since shares of the Funds may only be purchased by Eligible Purchasers, you should carefully review the prospectus of the Variable Contract you have chosen or Qualified Plan docu-ments for information on relevant charges and expenses. Excluding these charges from quotations of each Fund's performance has the effect of increas-ing the performance quoted. You should bear in mind the effect of these charges when comparing a Fund's performance to that of other funds.

THE TRUST, ITS SHARES AND BOARD OF TRUSTEES
-------------------------------------------------------------------------------
The Trust is a Massachusetts Business Trust established in 1988. The Board of Trustees is authorized in the Trust's Master Trust Agreement to create new se-ries of shares (funds) without the necessity of a vote of shareholders of the Trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Currently the Trust is offering shares of two Funds.

Under the Master Trust Agreement no annual or regular meetings of shareholders are required. Meetings of shareholders of a series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Mas-ter Trust Agreement. It is not expected that shareholder meetings will be held annually.

Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

Shares of the Trust may be owned by separate accounts of Life Companies or by Qualified Plans (see "About the Funds" and "Eligible Purchasers"). Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit vot-ing instructions from contract owners with respect to any matters that are presented to a vote of shareholders. With respect to the Qualified Plans, the trustees of such Plans will vote the shares held by the Qualified Plans, ex-cept that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Income Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any Fund. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual Fund, a separate vote of shareholders of that Fund would be required. Shareholders of a Fund would not be entitled to vote on any matter which does not affect that Fund but which would require a separate vote of another Fund.

When issued, shares of a Fund are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. How-ever, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed on behalf of the Trust. The Master Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incur-ring financial loss on account of shareholder liability is limited to circum-stances in which the Trust itself would be unable to meet its obligations.

A majority of the Trustees is not affiliated with CIGNA Corporation or any of its subsidiary companies. The Trustees meet quarterly to review the results of the Funds, to monitor investment activities and practices, and to review and act upon future plans for the Funds. The role of the Trustees is not to approve specific investment purchases and sales, but rather to exercise a control and review function.

APPENDIX
--------------------------------------------------------------------------------

DESCRIPTION OF MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT DIRECT OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES--Certain Federal agencies such as the Gov-ernment National Mortgage Association have been established as instrumentali-ties of the U.S. Government to supervise and finance certain types of activi-ties. Issues of these agencies, while not direct obligations of the U.S. Gov-ernment, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES--include interests in pools of mortgages, loans, re-ceivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

BANKERS' ACCEPTANCES--A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and stor-age of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A negotiable interest-bearing instrument with a spe-cific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS--A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS--Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate bor-rowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the under-lying loan. The loans underlying such participations may be secured or unsecured, and a Fund may invest in loans collateralized by mortgages on real property. Each Fund will limit its investments in commercial loan participa-tions to those which are considered by the Trustees (with the advice of CIGNA Investments) to be of comparable quality to permitted commercial paper invest-ments.

REPURCHASE AGREEMENTS--A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, in-cluding securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the

U.S. Government security serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear inter-est at rates which are not fixed, but which vary with changes in specified mar-ket rates or indices, such as a Federal Reserve composite index.

Custodian and Transfer Agent: State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

Investment Adviser: CIGNA Investments, Inc. 900 Cottage Grove Road Hartford, Connecticut 06152

Independent Accountants: Price Waterhouse LLP 160 Federal Street Boston, Massachusetts 02110





  Printed on recycled paper
LOGO

CIGNA VARIABLE PRODUCTS GROUP

PROSPECTUS
MAY 1, 1998